SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported) June 23, 2005

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana	46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
See Item 5.02 below.
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          On December 28, 2005, Standard Management Corporation (the “Company”) announced the appointment of Michael B. Edwards (age 36) as Chief Financial Officer. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.2.
          On August 25, 2005, the Company and Mr. Edwards entered into an employment agreement, which is attached hereto as Exhibit 10.1. An amendment to this agreement was entered into on December 29, 2005, which is attached hereto as Exhibit 10.2. The agreement is effective as of July 1, 2005 and employs Mr. Edwards as the Company’s Chief Financial Officer. The initial term of the agreement is for one year and will automatically renew for one year terms unless either party provides at least 90 days notice of termination prior to the anniversary date of the agreement. Subject to an annual increase determined by the Company’s Chairman, the annual base salary under the agreement is $170,000. In addition, at the sole discretion of the Company’s Chairman, Mr. Edwards will be eligible for an annual performance bonus. Termination under the agreement may occur upon the death or disability of Mr. Edwards, voluntarily upon 30 days notice by Mr. Edwards, or “for cause” or “without cause” as such terms are defined in the agreement. In the event a change of control (as defined in the agreement) occurs during term of the agreement and Mr. Edwards’ employment with the Company terminates within six months following such change of control for any reason other than any termination provided for in Section 6 of the agreement, Mr. Edwards shall be entitled to a severance payment consisting of 12 months salary. The agreement provides for prohibitions on non-solicitation and confidentiality for specified periods following termination of the agreement. The above is only a summary of the material terms of the employment agreement with Mr. Edwards. For more complete information, please see Exhibits 10.1 and 10.2 attached hereto.
Item 9.01 — Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed with this Report:

10.1 — Employment Agreement dated August 25, 2005 between Michael B. Edwards and Standard Management Corporation (previously filed with the first amendment to this Current Report on Form 8-K).

10.2 — Amendment to Employment Agreement dated December 29, 2005 between Michael B. Edwards and Standard Management Corporation.

99.1 — Press release of Standard Management Corporation dated June 22, 2005 (previously filed with the original filing of the Current Report on Form 8-K).

99.2 — Press release of Standard Management Corporation dated December 28, 2005.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION
By:	/s/ Stephen M. Coons
	Name:	Stephen M. Coons
	Title:	Executive Vice President and General
Counsel

Dated: December 30, 2005

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